Federated Prudent Global Income Fund
A Portfolio of Federated Income Securities Trust
Class A Shares
Class C Shares
Institutional Shares

SUPPLEMENT TO PROSPECTUSES DATED SEPTEMBER 15, 2008

Effective November 30, 2009

Under the section entitled “Account and Share Information” please replace the first paragraph of the subsection “Dividends and Capital Gains” with the following:

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

November 20, 2009

Cusip 31420C712
Cusip 31420C696
Cusip 31420C688

41701 (11/09)